                            EFFECTIVE AUGUST 23, 2004

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                October 25, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          740 Lomas Santa Fe, Suite 210
                           Solana Beach, California 92075
                    (Address of principal executive offices)

                                 (858) 793-8840
                        (Registrant's telephone number)

    Nevada                          0-27915                      88-0363979
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective October 25, 2004, Genius Products, Inc. ("Genius Products") dismissed the Cacciamatta Accountancy Corporation ("Cacciamatta"), which had previously served as Genius Products' independent accountants, and engaged Singer Lewak Greenbaum & Goldstein LLP ("NewFirm") as its new independent accountants. The Audit Committee of Genius Products' Board of Directors recommended that Genius Products change audit firms, directed the process of review of candidate firms to replace Cacciamatta and made the final decision to engage NewFirm.

The reports of Cacciamatta on the financial statements of Genius Products for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits of Genius Products for the two most recent fiscal years and through the date of this report, there were no disagreements with Cacciamatta on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cacciamatta, would have caused Cacciamatta to make reference thereto in their report on the financial statements for such years.

Genius Products has furnished to Cacciamatta the statements made in this Item 4. Attached as Exhibit 99.1 to this Form 8-K is Cacciamatta's letter to the Securities and Exchange Commission, dated October 28, 2004, regarding these statements.

During the two most recent fiscal years and through October 25, 2004, Genius Products has not consulted with NewFirm on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Genius Products' financial statements, in each case where a written report was provided or oral advice was provided that was an important factor considered by Genius Products in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event under Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

                  99.1 Letter dated October 28, 2004, from Cacciamatta to the Securities and Exchange Commission regarding change in certifying accountant of Genius Products.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2004               GENIUS PRODUCTS, INC.

                                      By: /s/ Klaus Moeller
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer